SUPPLEMENT

DATED JUNE 1, 2009

TO THE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

CLASS I SHARES PROSPECTUS

CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES PROSPECTUS

CLASS Y SHARES PROSPECTUS

EACH DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY THE "PROSPECTUSES")

REORGANIZATION OF THE HARTFORD STOCK FUND WITH AND INTO THE HARTFORD DIVIDEND AND GROWTH FUND

On May 6, 2009, the Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, The Hartford Stock Fund, into another series of the Company, The Hartford Dividend and Growth Fund (“Reorganization”). The Reorganization does not require shareholder approval.

Effective as of the close of business on July 31, 2009, in anticipation of the Reorganization, shares of Classes A, B, C, I, R3, R4, R5 and Y of The Hartford Stock Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board, including all of the Directors who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that it (1) is in the best interests of The Hartford Stock Fund and The Hartford Dividend and Growth Fund (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered that the Reorganization will provide shareholders of The Hartford Stock Fund with (a) a comparable investment and (b) the enhanced potential to realize economies of scale.

The Reorganization is expected to occur on or about October 2, 2009 or on such later date as the officers of the Company determine (“Closing Date”). As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares of The Hartford Stock Fund will become the owner of corresponding full and fractional shares of The Hartford Dividend and Growth Fund having an aggregate value equal to the aggregate value of his or her shares of The Hartford Stock Fund. While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, HIFSCO, has agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization is contingent upon, among other things, receiving an opinion of counsel that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

Shareholders of The Hartford Stock Fund who determine that they do not wish to become shareholders of The Hartford Dividend and Growth Fund may (1) redeem their shares of The Hartford Stock Fund before the Closing Date or (2) exchange their shares of The Hartford Stock Fund before the Closing Date for shares of another Hartford Mutual Fund by contacting the Company or their broker, financial intermediary, or other financial institution. Please note that a redemption or an exchange of shares of The Hartford Stock Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

COMPARISON OF THE FUNDS

The following comparison of the Funds is a summary only. In order to better understand the differences between The Hartford Stock Fund’s investment policies, strategies and risks and those of The Hartford Dividend and Growth Fund, and to view each Fund’s performance history, please refer to the Funds’ prospectuses and Statement of Additional Information, which are available free upon request by calling 1-800-843-7824.

The Funds are each diversified series of the Company and share the same Board of Directors. The Funds’ fundamental investment policies (those that cannot be changed without the approval of a majority of the outstanding shares of a mutual fund) are identical in all material respects.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

HIFSCO is the investment adviser of each Fund. The Hartford Stock Fund and The Hartford Dividend and Growth Fund are each sub-advised by Wellington Management Company, LLP (“Wellington Management”). The Funds also have a common transfer agent (Hartford Administrative Services Company) and a common principal underwriter (HIFSCO).

NET ANNUAL FUND OPERATING EXPENSES(1)

The net annual fund operating expense ratios of each class of each Fund are compared below:

	THE HARTFORD STOCK FUND(2)	THE HARTFORD DIVIDEND AND GROWTH FUND(2)
Class A	1.18%	1.09%
Class B	2.09%	1.97%
Class C	2.05%	1.83%
Class I	0.76%(3)	0.82%
Class R3	1.50%	1.50%
Class R4	1.20%	1.09%
Class R5	0.89%	0.80%
Class Y	0.79%	0.69%
(1)

The Funds’ annual report and prospectuses each contain more detailed information regarding the operating expenses for each class for the period ended 10/31/08 and are available on the Funds’ web site at: www.hartfordinvestor.com.

(2)

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A, Class I, Class R3, Class R4 and Class R5 shares of The Hartford Stock Fund to 1.25%, 1.00%, 1.50%, 1.20% and 0.90%, respectively. In addition, HASCO, The Hartford Stock Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year. Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

(3)	Annualized (reflects performance from May 30, 2008 (commencement of operations) through October 31, 2008).

INVESTMENT STRATEGIES

As shown in the table below, the Funds have similar investment objectives and principal investment strategies:

	The Hartford Stock Fund	The Hartford Dividend and Growth Fund
Investment Objective	Seeks long term growth of capital.	Seeks a high level of current income consistent with growth of capital.

Principal Investment Strategies

The fund normally invests at least 80% of the fund’s assets in equity securities. The fund’s diversified portfolio of equity securities are evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies within the index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Principal Investment Risks

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk – The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk – Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss – When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk – Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk – The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk – Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss – When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk – Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Fund Managers	Steven T. Irons Peter I. Higgins	Edward P. Bousa

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.